UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
December 1, 2005
(Date of earliest event reported)
ACE CASH EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20774	75-2142963
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1231 Greenway Drive, Suite 600
Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)
(972) 550-5000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On December 1, 2005, upon the election of Matrice Ellis-Kirk as a non-employee member of the Board of Directors of Ace Cash Express, Inc. (as described below in Item 5.02 of this Report), the Compensation Committee of ACE’s Board granted Ms. Ellis-Kirk a stock option under ACE’s Non-Employee Directors Stock Incentive Plan. The option is an option to purchase 11,250 shares of ACE’s Common Stock, exercisable in approximately equal annual installments on December 1, 2006, 2007, and 2008 if Ms. Ellis-Kirk continues to serve as a director on those dates. The exercise price of the option is $24.35 per share, which was the closing price of a share of ACE Common Stock on the Nasdaq National Market on the date of grant. The option is set forth in a stock option agreement in substantially the form of, and having the other terms in, the form of stock option agreement adopted by the Compensation Committee for option grants under the Non-Employee Directors Stock Incentive Plan.
Ms. Ellis-Kirk will also be entitled to the cash compensation payable by ACE to its non-employee directors, as described in ACE’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 14, 2005.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 1, 2005, ACE’s Board, in accordance with ACE’s Bylaws, increased the size of the Board from eight to nine and elected Matrice Ellis-Kirk to fill the newly created vacancy. Ms. Ellis-Kirk’s election, which was proposed by a majority of ACE’s independent directors, was effected to, among other things, increase the number of Board members who are “independent directors” under the rules applicable to Nasdaq National Market issuers. Ms. Ellis-Kirk will serve on the Board until the next annual meeting of ACE’s shareholders or until her successor is elected and qualified. Ms. Ellis-Kirk has not been appointed or designated to serve on any committees of ACE’s Board, and no determination has been made as to whether Ms. Ellis-Kirk will be appointed to any such committee. There are no arrangements or understandings between Ms. Ellis-Kirk and any other person relating to her election as a director of ACE.
Ms. Ellis-Kirk is a Partner with the international executive search firm, Heidrick & Struggles. Prior to her career in search, Ms. Ellis-Kirk was a Vice President of Apex Securities, an investment banking firm. Previously, she was Director of the Office of Management and Budget for Dallas Area Rapid Transit, a regional transit agency, and before that, she held several positions with MBank Dallas, the predecessor of the Dallas office of JPMorgan Chase Bank. She is a graduate of the University of Pennsylvania.
Item 8.01. Other Events
Also on December 1, 2005, the Compensation Committee of ACE’s Board adopted a form of stock option agreement and a form of restricted stock agreement for the purpose of granting options and restricted stock awards, respectively, under ACE’s Non-Employee Directors Stock Incentive Plan. Copies of those forms are Exhibits 10.1 and 10.2 to this Report.
Forward-looking Statements
This Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “target,” “goal,” “should,” “would,” and terms with similar meanings.
Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, these views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties and other factors, could cause the actual results to differ materially from these in the forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, matters described in this Report and ACE’s other reports filed with the Securities and Exchange Commission, such as:
•	ACE’s relationships with Republic Bank & Trust Company, with Travelers Express Company, Inc. and its affiliates, with First Bank of Delaware, and with ACE’s lenders;

•	ACE’s relationships with providers of services or products offered by ACE or property used in its operations;

•	federal and state governmental regulation of check cashing, short-term consumer lending and related financial services businesses;

•	any impact to ACE’s earnings derived from the loans offered by each of Republic Bank & Trust Company and First Bank of Delaware at ACE’s stores in Texas, Pennsylvania and Arkansas from the implementation of the revised Guidelines for Payday Lending announced on March 1, 2005 by the Federal Deposit Insurance Corporation, which revised Guidelines provide guidance to banks that engage in payday lending, and include a requirement that such banks develop procedures to ensure that a payday loan is not provided to any customer with payday loans outstanding from any lender for more than 3 months in the previous 12 months;

•	any litigation regarding ACE’s short-term consumer lending activities;

•	theft and employee errors;

•	the availability of adequate financing, suitable locations, acquisition opportunities and experienced management employees to implement ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer services offered by ACE;

•	the terms and performance of third-party services offered at ACE’s stores; and

•	customer demand and response to services offered at ACE’s stores.
ACE expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
10.1	Form of Stock Option Agreement under the Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan

10.2	Form of Restricted Stock Agreement under the Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan
[Signature Page Follows]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.
Dated: December 5, 2005	By:	/s/ WALTER E. EVANS
Walter E. Evans
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Form of Stock Option Agreement under the Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan

10.2	Form of Restricted Stock Agreement under the Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan